                                                                    EXHIBIT 10.2


                                 PROMISSORY NOTE

$40,600,000.00                                                 October ___, 2004

         FOR VALUE RECEIVED, the undersigned, EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership ("MAKER"), hereby promises to pay to the order of ING USA ANNUITY AND LIFE INSURANCE COMPANY, an Iowa corporation, or any subsequent holder hereof ("PAYEE"), at the office of Payee, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, or at such other place as Payee may from time to time designate in writing, the principal sum of FORTY MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($40,600,000.00) and interest thereon from and after the date of disbursement hereunder at Five and Sixty-Four one-hundredths percent (5.64%) per annum ("NOTE RATE"), both principal and interest to be paid in lawful money of the United States of America, as follows:

                  (i) Interest only from and including the date of disbursement of the loan proceeds through and including the last day of the month, shall be paid on the first day of the month following the date hereof or, at the option of Payee, on the date hereof; and

                  (ii) Payments of principal and interest shall be made in successive monthly installments commencing on December 1, 2004, and continuing on the first day of each and every calendar month thereafter up to and including November 1, 2024 (the "MATURITY DATE") or, upon exercise of Payee's right under the following paragraph, the Call Date as to which Payee has exercised its right, all but the final installment thereof to be in the amount of Two Hundred Eighty Two Thousand Five Hundred Two and 28/100 Dollars ($282,502.28), and the final installment payable on the Maturity Date, or, if earlier, the exercised Call Date to be in the full amount of outstanding principal of this Promissory Note ("NOTE"), interest and all other sums remaining unpaid hereunder and under the Mortgage (as hereinafter defined).

         Each successive full calendar month following the calendar month which includes the date of this Note shall be referred to herein as "LOAN MONTH", and each twelve (12) Loan Month period beginning on the first day of the first Loan Month of this Note shall be referred to herein as a "LOAN YEAR".

         Notwithstanding any provisions of this Note to the contrary, the Payee reserves the right to declare the entire amount of outstanding principal of this Note, interest and all other sums remaining unpaid hereunder and under the Mortgage to be due and payable on either of the following dates (each referred to as a "CALL DATE," and collectively the "CALL DATES"):

                  (i) November 1, 2014; or

                  (ii) November 1, 2019.


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Such right shall be exercised by Payee, in its sole and absolute discretion, by giving written notice to Maker at least six (6) months prior to the Call Date as to which Payee is electing, which notice shall refer to this Note and state the Call Date elected by Payee. The exercise of such right by Payee shall not relieve Maker of its obligation to make scheduled payments hereunder, or to pay any other sums due and owing hereunder, between the date of such notice and the elected Call Date. The exercise of such right by Payee will result in the original principal amount of this Note not having been fully amortized by the payment of the monthly installments hereunder prior to the exercised Call Date, and Maker shall be obligated to make a payment of the entire amount of outstanding principal of this Note and interest and all other sums remaining unpaid hereunder and under the Mortgage on the Call Date.

         All payments on account of the Indebtedness (as hereinafter defined) shall be applied: (i) first, to further advances, if any, made by the Payee as provided in the Loan Documents (as hereinafter defined); (ii) next, to any Late Charge (as hereinafter defined); (iii) next, to interest at the Default Rate (as hereinafter defined), if applicable; (iv) next, to the Prepayment Premium (as hereinafter defined), if applicable; (v) next, to interest at the Note Rate on the unpaid principal balance of this Note unless interest at the Default Rate is applicable; and (vi) last, to reduce the unpaid principal balance of this Note. Interest shall be calculated on the basis of a year consisting of 360 days and with twelve thirty-day months, except that interest due and payable for less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily interest rate based on a 360-day year. As used herein, the term "INDEBTEDNESS" shall mean the aggregate of the unpaid principal amount of this Note, accrued interest, all Late Charges, any Prepayment Premium, and advances made by Payee under the Loan Documents.

         In the event any installment of principal or interest due hereunder, or any escrow fund payment for real estate taxes, assessments, other similar charges or insurance premiums due under the Mortgage shall be more than ten (10) days overdue, Maker shall pay to the holder hereof a late charge ("LATE CHARGE") of four cents ($.04) for each dollar so overdue or, if less, the maximum amount permitted under applicable law, in order to defray part of the cost of collection and of handling delinquent payments.

         The terms of this Note are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Payee exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under applicable law; and if for any reason whatsoever Payee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal portion of the Indebtedness (whether or not then due and payable) and not to the payment of interest.

         Payment of this Note is secured by a Mortgage, Security Agreement, Financing Statement and Fixture Filing (the "MORTGAGE") dated on or about this same date by Maker, as


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Mortgagor, for the benefit of Payee, as Mortgagee, encumbering certain real estate and other property interests situated in Broward and Palm Beach Counties, Florida and more particularly described in the Mortgage (collectively, the "PREMISES"). This Note, the Mortgage, and all other instruments now or hereafter evidencing, securing or guarantying the loan evidenced hereby are sometimes collectively referred to as the "LOAN DOCUMENTS". The Mortgage contains "due on sale or further encumbrance" provisions which, together with all other terms of the Mortgage, are incorporated herein by this reference.

         Except as expressly stated in this Note, there shall be no right to prepay the principal portion of the Indebtedness. Maker reserves, however, the privilege to prepay, in full but not in part, the principal portion of the Indebtedness on December 1, 2004 (the "LOCKOUT PERIOD") and on any installment payment date thereafter, upon sixty (60) days prior written notice to the Payee and payment of a premium (the "PREPAYMENT PREMIUM") which, together with the amount prepaid shall be sufficient to enable Payee to invest in a U.S. Treasury obligation or other similar investment selected by Payee for the remaining term of this Note, or until the next applicable Call Date, whichever is closest, to produce, as nearly as possible, the same effective yield to the Maturity Date or to the next applicable Call Date, whichever is closest. The Prepayment Premium shall be the greater of the following calculations:

                  (i) an amount (the "TREASURY OBLIGATION AMOUNT") equal to the sum of (a) the present value of the scheduled monthly installments on this Note from the date of prepayment to the Maturity Date or, if earlier, the next applicable Call Date, and (b) the present value of the amount of principal and interest due on the Maturity Date or, if earlier, the next applicable Call Date (assuming all scheduled monthly installments due prior thereto were made when due) minus (c) the outstanding principal balance of this Note as of the date of prepayment. The present values described in clauses (a) and (b) shall be computed on a monthly basis as of the date of prepayment, discounted at the yield of the U.S. Treasury obligation closest in maturity to the Maturity Date or, if earlier, the next applicable Call Date, as published in the Federal Reserve Statistical Release H.15 (519) Selected Interest Rates listed under the U.S. Governmental Securities, Treasury Constant Maturities ("TREASURY RATE"). The Treasury Rate so used shall be the "Week Ending" yield for the week immediately preceding the date of such prepayment. If no Treasury Constant Maturities are published for the specific length of time from the date of prepayment of this Note to the Maturity Date or to the next applicable Call Date, whichever is next to occur, the Treasury Rate that shall be used shall be computed based on a linearly interpolated interest rate yield between the two Treasury Constant Maturities that
         (i) most closely correspond with the Maturity Date, or the next applicable Call Date, whichever is next to occur, as of the date of such prepayment and (ii) bracket in time such Maturity Date, or the next applicable Call Date, one being before the Maturity Date, or the next applicable Call Date, and the other being after the Maturity Date, or the next applicable Call Dates. If for any reason the above Treasury Rate is no longer published in the Federal Reserve Statistical Release
         H.15 (519) Selected Interest Rates, the Treasury Rate shall be based on the yields reported in another publication of comparable reliability and institutional acceptance as selected by


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         the Payee in its sole and absolute discretion which most closely approximates yields in percent per annum of actively traded U.S. Treasuries of varying maturities; or

                  (ii) one percent (1.0%) of the outstanding principal balance of this Note as of the prepayment date.

         Except as provided in the next two (2) sentences, in no event shall the amount prepaid be less than the total amount of the then outstanding principal and accrued and unpaid interest thereon plus one percent (1%) of the then outstanding principal. Notwithstanding the Lockout Period, in the event of acceleration of the Note at any time and subsequent involuntary or voluntary prepayment, the Prepayment Premium shall be payable except for a prepayment which results from (a) application of proceeds from insured damage, condemnation or other taking of the Premises when no Event of Default exists or (b) as to any prepayment which is made within thirty (30) days prior to the Maturity Date or a Call Date. In the event the Prepayment Premium were ever construed by a court having jurisdiction thereof to be an interest payment, the Prepayment Premium shall not exceed an amount equal to the excess, if any, of (i) interest calculated at the highest rate permitted by applicable law, as construed by courts having jurisdiction thereof, on the principal balance of the Note from time to time outstanding from the date thereof to the date of such payment, less
(ii) interest theretofore paid and accrued on the Note.

         In the event Payee applies any insurance proceeds or condemnation proceeds to the reduction of the principal portion of the Indebtedness in accordance with the terms of the Mortgage, and if at such time no Event of Default exists hereunder and no event has occurred which with the passage of time or the giving of notice would be or become an Event of Default, then no Prepayment Premium shall be due or payable as a result of such application.

         If the maturity of the Indebtedness is accelerated by Payee as a consequence of the occurrence of an Event of Default, or in the event the right to foreclose the Mortgage shall otherwise accrue to Payee, the Maker agrees that an amount equal to the Prepayment Premium (determined as if prepayment were made on the date of acceleration) shall be added to the balance of unpaid principal and interest then outstanding, and that the Indebtedness shall not be discharged except: (i) by payment of such Prepayment Premium, together with the balance of principal and interest and all other sums then outstanding, if the Maker tenders payment of the Indebtedness prior to completion of a non-judicial foreclosure sale (if applicable in the State of Florida), judicial order or judgment of foreclosure sale; or (ii) by inclusion of such Prepayment Premium as a part of the Indebtedness in any such completion of a non-judicial foreclosure sale (if applicable in the State of Florida), judicial order or judgment of foreclosure.

         It is hereby expressly agreed by Maker that time is of the essence in the performance of this Note and that each of the following occurrences shall constitute a default ("EVENT OF DEFAULT") under this Note:

                  (i) The failure of the Maker to:

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                           (a) make any payment of principal or interest under
                           this Note within ten (10) days after the same shall fall due, or

                           (b) comply with any of the other terms of this Note within thirty (30) days after written notice of such failure has been given by Payee to Maker or within such longer period of time, not to exceed an additional thirty (30) days, as may be reasonably necessary to cure such non-compliance if Maker is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within such additional thirty-day period.

                  (ii) The failure of Maker to make payment of any amount due the Payee under any Loan Document other than this Note, on the date the same shall fall due (including any applicable grace period).

                  (iii) The occurrence of any breach, default, event of default or failure of performance (however denominated) under any Loan Document other than this Note, and the expiration of any applicable cure period without the same having been cured.

         From and after the date of the occurrence of any Event of Default and continuing until such Event of Default is fully cured (if Maker is entitled under this Note to cure such default) or until this Note is paid in full, the Maker promises to pay interest on the principal balance of this Note then outstanding at the rate (the "DEFAULT RATE") equal to the Note Rate plus five percentage points (5%) per annum or, if less, the maximum rate permitted under applicable law. Interest at the Default Rate shall accrue on the amount of any judgment rendered hereon or in connection with any foreclosure of the Mortgage. The Maker agrees that such additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of such Event of Default. During the existence of any such Event of Default Payee may apply payments received on any amounts due hereunder or under the terms of any of the Loan Documents as Payee shall determine.

         Payee shall have the following rights, powers, privileges, options and remedies whenever any Event of Default shall occur under this Note:

                  (i) To foreclose, or exercise any power of sale under, the Mortgage.

                  (ii) To accelerate the maturity of the Indebtedness and declare the entire unpaid principal balance of, and any unpaid interest then accrued on, this Note, together with any Prepayment Premium, without demand or notice of any kind to the Maker or any other person, to be immediately due and payable.

                  (iii) To exercise any and all rights, powers, privileges, options and remedies available at law or in equity and as provided in any of the Loan Documents.

         Upon the occurrence of an Event of Default, the Maker expressly agrees to pay all costs of collection and enforcement of every kind, including without limitation, all reasonable


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attorneys' fees and expenses, court costs, costs of title evidence and insurance, inspection and appraisal costs and expenses of every kind incurred by Payee in connection with the protection or realization of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto. The occurrence of an Event of Default under this Note shall constitute a default under each and all of the other Loan Documents.

         The rights, powers, privileges, options and remedies of Payee, as provided in this Note, in any of the Loan Documents, or otherwise available at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur. No delay or discontinuance in the exercise of any right, power, privilege, option or remedy hereunder shall be deemed a waiver of such right, power, privilege, option or remedy, nor shall the exercise of any right, power, privilege, option or remedy be deemed an election of remedies or a waiver of any other right, power, privilege, option or remedy. Without limiting the generality of the foregoing, the failure of the Payee after the occurrence of any Event of Default to exercise Payee's right to declare the Indebtedness remaining unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right in connection with any future Event of Default. Acceleration of maturity, once elected by Payee, may be, in Payee's sole and absolute discretion rescinded by Payee's written acknowledgment to that effect, but without limiting the foregoing the tender and acceptance of partial payment or partial performance shall not, by itself, in any way affect or rescind such acceleration.

         Maker waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, notice of intent to accelerate, notice of acceleration of maturity, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except as otherwise provided herein, and agrees that if more than one the liability of each of them hereunder shall be joint, several and unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee; and Maker consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of any collateral given to secure the payment hereof, or any part thereof, with or without substitution, and agrees that additional makers or guarantors may become parties hereto without notice to any of them or affecting any of their liability hereunder.

         Payee shall not by any acts of omission or commission be deemed to have waived any rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth therein; a waiver in respect of one event shall not be construed as continuing or as a bar to the exercise or waiver of such right or remedy in respect of a subsequent event.

         All notices, demands, requests, and other communications desired or required to be given hereunder ("NOTICES") shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending


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the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

         All Notices shall be deemed given and effective upon the earliest to occur of: (x) the hand delivery of such Notice to the address for Notices; (y) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (z) three business days after depositing the Notice in the United States mail as set forth in (iii) above. All Notices shall be addressed to the following addresses:

         Maker:            Equity Inns Partnership, L.P.
                           7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
                           Attention: Mr. Howard Silver

With a copy to:            Equity Inns Partnership, L.P.
                           7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
                           Attention: Michelle B. Chatfield, Esq.

                                       and

                           Hunton & Williams LLP
                           2000 Riverview Tower
                           900 South Gay Street
                           Knoxville, Tennessee 37902
                           Attn: John A. Decker, Esq.

         Payee: ING USA Annuity and Life Insurance Company c/o ING Investment Management LLC
                           5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia 30327-4349
                           Attention: Mortgage Loan Servicing Department

                                       and

                           ING Investment Management LLC
                           5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia  30327-4349
                           Attention: Real Estate Law Department

With a copy to:            Powell, Goldstein, Frazer & Murphy LLP
                           Sixteenth Floor
                           191 Peachtree Street, N.E.
                           Atlanta, Georgia  30303
                           Attention: John R. Parks, Esq.


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or to such other persons or at such other place as any party hereto may by
Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

         This Note shall be governed by and construed in accordance with the laws (excluding conflicts of laws rules) of the State of Florida.

         Subject to the terms of the next succeeding paragraph and notwithstanding anything to the contrary otherwise contained in this Note, but without in any way releasing, impairing or otherwise affecting this Note or any of the other Loan Documents (including without limitation any guaranties or indemnification agreements) or the certain Environmental Indemnification Agreement to which Maker is a party, or the validity hereof or thereof, or the lien of the Mortgage, it is agreed that Payee's source of satisfaction of the Indebtedness and Maker's other obligations hereunder and under the Loan Documents other than any separate guaranty agreement or the Environmental Indemnification Agreement is limited to (a) the Premises and proceeds thereof,
(b) rents, income, issues, proceeds and profits arising out of the Premises, and
(c) any separate escrow accounts (including the escrow account for furniture, fixtures and equipment), guaranty or indemnification agreements guarantying or indemnifying Payee with respect to the payment of any amounts due hereunder and under the Loan Documents and/or Maker's performance hereunder and under the Loan Documents; provided, however, that nothing herein contained shall be deemed to be a release or impairment of said Indebtedness or the security therefor intended by the Mortgage, or be deemed to preclude Payee from foreclosing the Mortgage or from enforcing any of Payee's rights or remedies in law or in equity thereunder, or in any way or manner affecting Payee's rights and privileges under any of the Loan Documents or any separate guaranty or indemnification agreements guarantying Maker's payment and/or performance hereunder and/or under the Loan Documents.

PROVIDED, HOWEVER, NOTWITHSTANDING ANYTHING IN THIS NOTE TO THE CONTRARY, MAKER SHALL PAY, AND THERE SHALL AT NO TIME BE ANY LIMITATION ON MAKER'S PERSONAL LIABILITY FOR THE PAYMENT TO PAYEE OF:

                  (i) the application of rents, security deposits, or other income, issues, profits, and revenues derived from the Premises after the occurrence of an Event of Default to the extent applied to anything other than (a) normal and necessary operating expenses of the Premises or (b) the Indebtedness evidenced by the Note. It is understood that any rents collected more than one month in advance as of the time of the Event of Default shall be considered to have been collected after the Event of Default;

                  (ii) any loss, cost or damages arising out of or in connection with fraud or material misrepresentations to Payee by Maker (or by any of its general partners, officers, shareholders, members, or their agents, if applicable);


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                  (iii) any loss, cost or damages arising out of or in
         connection with MakerSection s use or misapplication of (a) any proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the Premises, or (b) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of any portion of the Premises, for purposes other than those set forth in the Mortgage;

                  (iv) any loss, cost or damages arising out of or in connection with any waste of the Premises or any portion thereof and all reasonable costs incurred by Payee in order to protect the Premises;

                  (v) any taxes, assessments and insurance premiums for which Maker is liable under the Note, the Mortgage or any of the other Loan Documents and which are paid by Payee (but not the proportionate amount of any such taxes, assessments and insurance premiums which accrue following the date of foreclosure [plus any applicable redemption period] or acceptance of a deed in lieu of foreclosure);

                  (vi) any loss, costs or damages arising out of or in connection with the Maker's covenants, obligations and liabilities contained in Paragraph 31 of the Mortgage and under the Environmental Indemnification Agreement dated of even date herewith executed by Maker in favor of Payee;

                  (vii) any loss, cost or damages to Payee arising out of or in connection with any construction lien, mechanic's lien, materialman's lien or similar lien against the Premises arising out of acts or omissions of Maker;

                  (viii) any and all loss, costs or damages arising out of or incurred in order to cause the Improvements to comply with the accessibility provisions of The Americans with Disabilities Act and each of the regulations promulgated thereunder, as the same may be amended from time to time which are required by any governmental authority;

                  (ix) the total Indebtedness in the event that (a) Payee is prevented from acquiring title to the Premises after any Event of Default because of failure of Maker's title under federal, state or local laws, less any recovery Payee is successful in collecting on any title insurance policy it holds in connection with the Premises, or (b) Maker voluntarily files a petition in bankruptcy or commences a case or insolvency proceeding under any provision or chapter of the Federal Bankruptcy Code;

                  (x) any loss, damage, cost, expense and liability, including, but not limited to, reasonable attorneys' fees and costs, resulting from any act of Maker or its general partners, members, shareholders, officers, directors, beneficiaries, and/or trustees, as the case may be, to obstruct, delay or impede Payee from exercising any of its rights or remedies under the Loan Documents;

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                  (xi) the total Indebtedness in the event that (a) Maker makes an unpermitted transfer of an interest in the Maker or in the Premises without the prior written approval of Payee, or (b) Maker makes an unpermitted encumbrance on the Premises or the holder of an ownership interest in Maker encumbers such interest in violation of the terms of the Loan Documents, without the prior written approval of Payee;

                  (xii) all costs and fees, including without limitation reasonable attorney fees and costs, incurred by Payee in the enforcement of subparagraphs (i) through (xi) above.

With the exception of those items of liability specifically set forth in items
(i) through (xii) above, the lien of any judgment against Maker in any proceeding instituted on, under or in connection with this Note shall not extend to any property now or hereafter owned by Maker other than the interest of the Maker in the Premises and the other security for the payment of this Note.

         This Note, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Maker, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

         THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

         Maker acknowledges receipt of a copy of this instrument at the time it was signed.

         Florida Documentary Stamp Tax in the amount of $142,100.00 due on this
Note is being paid upon the recordation of the Mortgage.


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         IN WITNESS WHEREOF, the Maker has executed and delivered this
Promissory Note as of the day and date first above written.

                                     MAKER:

                                     EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership

                                     By:   Equity Inns Trust, a Maryland real
                                           estate investment trust, its sole
                                           general partner


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------






::ODMA\PCDOCS\ATL\802997\4




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